UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2017

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.  Results of Operations and Financial Condition

Explanatory note:  Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") presents in this Item 2.02 certain information regarding the impact of changes in the fair values of derivative instruments on its results of operations for the three months ended March 31, 2017 and certain other information regarding its derivative instruments.

The following table summarizes the net derivative gains that the Company expects to report in its earnings for the three months ended March 31, 2017:

DERIVATIVE GAINS, NET
(in millions)

Three Months Ended March 31, 2017
Noncash changes in fair value:
Oil derivative gains	$118
NGL derivative gains	3
Gas derivative gains	19
Diesel derivative gains	1
Total noncash derivative gains, net	141

Net cash receipts on settled derivative instruments:
Oil derivative receipts	11
Gas derivative payments	(1)
Total cash derivative receipts, net	10
Total derivative gains, net	$151

Item 7.01  Regulation FD Disclosure

Oil, NGL and gas price derivatives. The following table presents the Company’s open commodity oil, NGL and gas derivative positions as of April 17, 2017:

	2017			Year Ending December 31,
	Second Quarter	Third Quarter	Fourth Quarter	2018	2019
Average Daily Oil Production Associated with Derivatives (Bbl):
Collar contracts:
Volume	6,000	6,000	6,000	—	—
NYMEX price:
Ceiling	70.40	$70.40	$70.40	$—	$—
Floor	50.00	$50.00	$50.00	$—	$—
Collar contracts with short puts:
Volume	129,000	147,000	155,000	41,000	—
NYMEX price:
Ceiling	$61.19	$62.03	$62.12	$62.82	$—
Floor	$48.46	$49.81	$49.82	$50.00	$—
Short put	$40.45	$41.07	$41.02	$40.00	$—
Rollfactor swap contracts (a):
Volume	20,000	20,000	20,000	—	—
NYMEX roll price	$(0.32)	$(0.32)	$(0.32)	$—	$—
Average Daily NGL Production Associated with Derivatives:
Butane swap contracts (b):
Volume (Bbl)	2,000	2,000	—	—	—
Index price	$34.86	$34.86	$—	$—	$—
Butane collar contracts with short puts (b):
Volume (Bbl)	2,000	2,000	—	—	—
Index price:
Ceiling	$36.12	$36.12	$—	$—	$—
Floor	$29.25	$29.25	$—	$—	$—
Short put	$23.40	$23.40	$—	$—	$—
Ethane collar contracts (c):
Volume (Bbl)	3,000	3,000	3,000	—	—
Index price:
Ceiling	$11.83	$11.83	$11.83	$—	$—
Floor	$8.68	$8.68	$8.68	$—	$—
Ethane basis swap contracts (d):
Volume (MMBtu)	6,920	6,920	6,920	6,920	6,920
Index price	$1.60	$1.60	$1.60	$1.60	$1.60
Average Daily Gas Production Associated with Derivatives (MMBtu):
Collar contracts with short puts:
Volume	270,000	290,000	300,000	62,329	—
NYMEX price:
Ceiling	$3.56	$3.57	$3.60	$3.56	$—
Floor	$2.95	$2.95	$2.96	$2.91	$—
Short put	$2.47	$2.47	$2.47	$2.37	$—
Basis swap contracts:
Mid-Continent index swap volume (e)	45,000	45,000	45,000	—	—
Price differential ($/MMBtu)	$(0.32)	$(0.32)	$(0.32)	$—	$—
Permian Basin index swap volume (f)	—	—	26,522	9,863	—
Price differential ($/MMBtu)	$—	$—	$0.30	$0.30	$—
__________

(a)
Represent swap contracts that fix the difference between (i) each day's price per Bbl of West Texas Intermediate oil ("WTI") for the first nearby month less (ii) the price per Bbl of WTI for the second nearby NYMEX month, multiplied by .6667; plus (iii) each day's price per Bbl of WTI for the first nearby month less (iv) the price per Bbl of WTI for the third nearby NYMEX month, multiplied by .3333.

(b)	Represent swap contracts and collar contracts with short puts that reduce the price volatility of butane forecasted for sale by the Company at Mont Belvieu Texas-posted prices.

(c)	Represent collar contracts that reduce the price volatility of ethane forecasted for sale by the Company at Mont Belvieu, Texas-posted prices.

(d)
Represent basis swap contracts that reduce the price volatility of ethane forecasted for sale by the Company at Mont Belvieu, Texas-posted prices. The basis swaps fix the basis differential on a NYMEX Henry Hub MMBtu equivalent basis. The Company will receive the NYMEX Henry Hub price plus the price differential on 6,920 MMBtu per day, which is equivalent to 2,500 Bbls per day of ethane.

(e)
Represent swap contracts that fix the basis differentials between the index price at which the Company sells its Mid-Continent gas and the NYMEX Henry Hub index price used in collar contracts with short puts.

(f)	Represent swap contracts that fix the basis differentials between Permian Basin index prices and southern California index prices for Permian Basin gas forecasted for sale in southern California.

Marketing derivatives. Periodically, the Company enters into buy and sell marketing arrangements to fulfill firm pipeline transportation commitments. Associated with these marketing arrangements, the Company may enter into index swaps to mitigate price risk. As of April 17, 2017, the Company did not have any marketing derivatives outstanding.

Diesel derivatives. Periodically, the Company enters into diesel derivative swap contracts to mitigate fuel price risk. The diesel derivative swap contracts are priced at an index that is highly correlated to the prices that the Company incurs to fuel drilling rigs and its fracture stimulation fleet equipment. During the first quarter of 2017, the Company entered into diesel derivative swap contracts for 1,000 Bbls per day for the remainder of 2017 at an average per Bbl fixed price of $62.98. In April 2017, the Company terminated its diesel derivative swap contracts for cash proceeds of $1 million.

Interest rate derivatives. As of April 17, 2017, the Company was party to interest rate derivative contracts whereby the Company will receive the three-month LIBOR rate for the 10-year period from December 2017 through December 2027 in exchange for paying a fixed interest rate of 1.81 percent on a notional amount of $100 million on December 15, 2017.

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities, access to and availability of transportation, processing, fractionation and refining facilities, Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer's credit facility and derivative contracts and the purchasers of Pioneer's oil, NGL and gas production, uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible impacts of climate change, the risks associated with the ownership and operation of the Company's industrial sand mining and oilfield services businesses and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor,
Vice President and Chief Accounting Officer

Dated: April 18, 2017